                      FREMONT HOME LOAN OWNER TRUST 1999-2

                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 11/30/99
                                                 PREVIOUS DISTRIBUTION: 11/26/99
                                                     DISTRIBUTION DATE: 12/27/99

===================================================================================================================================
                                       Original          Beginning                                                      Ending
                       Certificate    Certificate       Certificate                                    Total          Certificate
  Class        Cusip      Rate          Balance           Balance        Interest      Principal    Distribution        Balance
-----------------------------------------------------------------------------------------------------------------------------------
   A-1       35729BAB7   7.2800%     79,823,236.00     74,668,107.18    452,986.52   1,119,518.25   1,572,504.77     73,548,588.93
Factors per
 Thousand                                                               5.67487041    14.02496699    19.69983740      921.39322603
-----------------------------------------------------------------------------------------------------------------------------------
   A-2       35729BAC5   5.8025%    342,523,735.00    319,536,595.51  1,545,092.58   5,717,710.72   7,262,803.30    313,818,884.79
Factors per
 Thousand                                                               4.51090661    16.69288909    21.20379570      916.19602592
-----------------------------------------------------------------------------------------------------------------------------------
   A-3       35729BAD3   5.8525%     73,145,197.00     67,543,179.71    329,413.72   1,076,273.58   1,405,687.30     66,466,906.13
Factors per
 Thousand                                                               4.50355913    14.71420714    19.21776627      908.69816278
-----------------------------------------------------------------------------------------------------------------------------------
    R                    0.0000%         0.00               0.00           0.00          0.00           0.00             0.00
-----------------------------------------------------------------------------------------------------------------------------------
  TOTALS                            495,492,168.00    461,747,882.40  2,327,492.82   7,913,502.55  10,240,995.37    453,834,379.85
-----------------------------------------------------------------------------------------------------------------------------------


FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
401 South Tryon Street, 12th Floor                           PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039

                      FREMONT HOME LOAN OWNER TRUST 1999-2

                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 11/30/99
                                                 PREVIOUS DISTRIBUTION: 11/26/99
                                                     DISTRIBUTION DATE: 12/27/99

====================================================================================================================================
                                                          POOL 1
                     SCHEDULE OF REMITTANCE                                               POOL INFORMATION

Available Collection Amount                   1,616,196.88       Aggregate Beginning Balance of Loans                75,505,610.12
(Trust Fees and Expenses)                       (43,692.11)      Aggregate Ending Balance of Loans                   74,485,496.24
Available Payment Amount                      1,572,504.77       Interest Carry-Forward                                       0.00
Regular Payment                               1,473,100.40       Loan Count                                                    898
Excess Spread                                    99,404.37       Overcollateralization Amount                           936,907.31
                                           ----------------      Overcollateralization Deficiency Amount              2,056,464.04
                                                                 Overcollateralization Deficit Amount                         0.00
                                                                 Overcollateralization Reduction Amount                       0.00
FEES                                                             Overcollateralization Target Amount                  2,993,371.35
----                                                             Prepayment Penalties                                    15,555.14
Servicer Fee                                     22,022.47       Principal Prepayments                                  963,295.88
Master Servicer Fee                               9,438.20       Scheduled Principal                                     56,818.00
Indenture Trustee Fee                               408.99       Securities Insurer Reimbursement                             0.00
Guaranty Insurance Premium                       11,822.45       Weighted Average Home Loan Interest Rate (WAC)           10.1100%
                                           ----------------      Weighted Average Maturity (WAM)                            280.20
TOTAL FEES                                       43,692.11


                                                                                          AGGREGATE INFORMATION
                                                                 Annual Loss Percentage                                    0.0000%
                                                                 OC Trigger Increase Event?                                     No
                                                                 Realized Losses - Cumulative                                 0.00
                                                                 Realized Losses %                                         0.0000%
                                                                 Three Month Average Delinquency                           2.1698%
====================================================================================================================================


FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
401 South Tryon Street, 12th Floor                           PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039

                      FREMONT HOME LOAN OWNER TRUST 1999-2

                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 11/30/99
                                                 PREVIOUS DISTRIBUTION: 11/26/99
                                                     DISTRIBUTION DATE: 12/27/99

====================================================================================================================================
                                                      POOL 2
                SCHEDULE OF REMITTANCE                                                   POOL INFORMATION

Available Collection Amount               7,450,565.19        Aggregate Beginning Balance of Loans                324,979,888.40
(Trust Fees and Expenses)                  (187,761.89)       Aggregate Ending Balance of Loans                   320,267,946.80
Available Payment Amount                  7,262,803.30        Interest Carry-Forward                                        0.00
Regular Payment                           6,257,034.21        Loan Count                                                   3,153
Excess Spread                             1,005,769.09        Overcollateralization Amount                          6,449,062.01
                                        ---------------       Overcollateralization Deficiency Amount               8,964,506.06
                                                              Overcollateralization Deficit Amount                          0.00
                                                              Overcollateralization Reduction Amount                        0.00
FEES                                                          Overcollateralization Target Amount                  15,413,568.08
----                                                          Prepayment Penalties                                    115,004.57
Servicer Fee                                 94,785.80        Principal Prepayments                                 4,556,673.89
Master Servicer Fee                          40,622.49        Scheduled Principal                                     155,267.74
Indenture Trustee Fee                         1,760.31        Securities Insurer Reimbursement                              0.00
Guaranty Insurance Premium                   50,593.29        Spread Squeeze %                                           3.7138%
                                        ---------------       Weighted Average Home Loan Interest Rate (WAC)            10.0300%
TOTAL FEES                                  187,761.89        Weighted Average Maturity (WAM)                             325.91



====================================================================================================================================


FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
401 South Tryon Street, 12th Floor                           PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039

                      FREMONT HOME LOAN OWNER TRUST 1999-2

                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 11/30/99
                                                 PREVIOUS DISTRIBUTION: 11/26/99
                                                     DISTRIBUTION DATE: 12/27/99

====================================================================================================================================
                                                       POOL 3
                  SCHEDULE OF REMITTANCE                                                 POOL INFORMATION

Available Collection Amount                1,445,295.85       Aggregate Beginning Balance of Loans                 68,503,557.26
(Trust Fees and Expenses)                    (39,608.55)      Aggregate Ending Balance of Loans                    67,591,977.19
Available Payment Amount                   1,405,687.30       Interest Carry-Forward                                        0.00
Regular Payment                            1,240,993.80       Loan Count                                                     228
Excess Spread                                164,693.50       Overcollateralization Amount                          1,125,071.06
                                        ----------------      Overcollateralization Deficiency Amount               2,166,462.81
                                                              Overcollateralization Deficit Amount                          0.00
                                                              Overcollateralization Reduction Amount                        0.00
FEES                                                          Overcollateralization Target Amount                   3,291,533.87
----                                                          Prepayment Penalties                                     11,070.89
Servicer Fee                                  19,980.20       Principal Prepayments                                   875,307.45
Master Servicer Fee                            8,562.94       Scheduled Principal                                      36,272.62
Indenture Trustee Fee                            371.06       Securities Insurer Reimbursement                              0.00
Guaranty Insurance Premium                    10,694.34       Spread Squeeze %                                           2.8850%
                                        ----------------      Weighted Average Home Loan Interest Rate (WAC)             9.5050%
TOTAL FEES                                    39,608.55       Weighted Average Maturity (WAM)                             358.67


====================================================================================================================================


FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
401 South Tryon Street, 12th Floor                           PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039

                      FREMONT HOME LOAN OWNER TRUST 1999-2

                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 11/30/99
                                                 PREVIOUS DISTRIBUTION: 11/26/99
                                                     DISTRIBUTION DATE: 12/27/99

====================================================================================================================================
                                                          POOL 1


---------------------------------    -----------------------------------------------------------------------------------------------
Aggregate Ending Balance of Loans        DELINQUENT INFOR.              # LOANS                  AMOUNT                    %
---------------------------------    -----------------------------------------------------------------------------------------------
$                   74,485,496.24    Delinquent 30-59 Days                 33                 1,938,321.77              2.602281%
---------------------------------    Delinquent 60-89 Days                 11                   912,437.59              1.224987%
                                     Delinquent 90+ Days                    7                   564,815.17              0.758289%
                                     REO                                    1                   155,716.06              0.209056%
                                     Loans in Foreclosure                   9                   414,582.11              0.556594%
                                     Loans in Bankruptcy                    5                   321,607.84              0.431772%
                                     -----------------------------------------------------------------------------------------------
                                                TOTAL                      66                 4,307,480.54              5.782979%
                                     -----------------------------------------------------------------------------------------------



                                     -----------------------------------------------------------------------------------------------
                                         OTHER INFORMATION              # LOANS                  AMOUNT                CUMULATIVE
                                     -----------------------------------------------------------------------------------------------
                                     Defaulted Home Loans                  0                      0.00                1,128,918.30
                                     Liquidated Home Loans                 0                      0.00                    0.00
                                     Deleted Home Loans                    0                      0.00                    0.00
                                     Net Loan Losses                       1                   33,726.57               33,726.57
                                     -----------------------------------------------------------------------------------------------

====================================================================================================================================


FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
401 South Tryon Street, 12th Floor                           PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039

                      FREMONT HOME LOAN OWNER TRUST 1999-2

                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 11/30/99
                                                 PREVIOUS DISTRIBUTION: 11/26/99
                                                     DISTRIBUTION DATE: 12/27/99

====================================================================================================================================
                                                          POOL 2


---------------------------------    -----------------------------------------------------------------------------------------------
Aggregate Ending Balance of Loans        DELINQUENT INFOR.              # LOANS                  AMOUNT                    %
---------------------------------    -----------------------------------------------------------------------------------------------
$                  320,267,946.80    Delinquent 30-59 Days                122                 11,023,065.70            3.441826%
---------------------------------    Delinquent 60-89 Days                 16                  1,446,335.11            0.451602%
                                     Delinquent 90+ Days                   26                  2,527,418.16            0.789157%
                                     REO                                    3                    226,419.65            0.070697%
                                     Loans in Foreclosure                  43                  3,545,976.15            1.107190%
                                     Loans in Bankruptcy                   24                  2,524,633.77            0.788288%
                                     -----------------------------------------------------------------------------------------------
                                                TOTAL                     234                 21,293,848.54            6.648760%
                                     -----------------------------------------------------------------------------------------------



                                     -----------------------------------------------------------------------------------------------
                                         OTHER INFORMATION              # LOANS                  AMOUNT                CUMULATIVE
                                     -----------------------------------------------------------------------------------------------
                                     Defaulted Home Loans                  0                      0.00                4,085,362.01
                                     Liquidated Home Loans                 0                      0.00                    0.00
                                     Deleted Home Loans                    0                      0.00                    0.00
                                     Net Loan Losses                       0                      0.00                    0.00
                                     -----------------------------------------------------------------------------------------------


====================================================================================================================================


FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
401 South Tryon Street, 12th Floor                           PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039

                      FREMONT HOME LOAN OWNER TRUST 1999-2

                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 11/30/99
                                                 PREVIOUS DISTRIBUTION: 11/26/99
                                                     DISTRIBUTION DATE: 12/27/99

====================================================================================================================================
                                                            POOL 3


---------------------------------    -----------------------------------------------------------------------------------------------
Aggregate Ending Balance of Loans         DELINQUENT INFOR.              # LOANS                 AMOUNT                     %
---------------------------------    -----------------------------------------------------------------------------------------------
$                   67,591,977.19    Delinquent 30-59 Days                  6                 1,986,680.95               2.939226%
---------------------------------    Delinquent 60-89 Days                  1                   349,465.78               0.517023%
                                     Delinquent 90+ Days                    1                   244,933.69               0.362371%
                                     REO                                    0                         0.00               0.000000%
                                     Loans in Foreclosure                   1                   274,500.00               0.406113%
                                     Loans in Bankruptcy                    1                   251,301.35               0.371792%
                                     -----------------------------------------------------------------------------------------------
                                                TOTAL                      10                 3,106,881.77               4.596524%
                                     -----------------------------------------------------------------------------------------------



                                     -----------------------------------------------------------------------------------------------
                                          OTHER INFORMATION              # LOANS                 AMOUNT                CUMULATIVE
                                     -----------------------------------------------------------------------------------------------
                                     Defaulted Home Loans                   0                     0.00                 274,500.00
                                     Liquidated Home Loans                  0                     0.00                    0.00
                                     Deleted Home Loans                     0                     0.00                    0.00
                                     Net Loan Losses                        0                     0.00                    0.00
                                     -----------------------------------------------------------------------------------------------

====================================================================================================================================


FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
401 South Tryon Street, 12th Floor                           PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039